                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K/A
                                 AMENDMENT NO.2
                              (AMENDING ITEM 7 (b))

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 1998

                           ARI NETWORK SERVICES, INC.
             (Exact name of registrant as specified in its charter)



   Wisconsin                         0-19608                        39-1388360
----------------                   -----------                    --------------
(State or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                   Identification
 incorporation)                                                        No.)



         330 E. Kilbourn Avenue                                      53202
         Milwaukee, Wisconsin                                     --------------
----------------------------------------                            (Zip Code)
(Address of principal executive office)




       Registrant's telephone number, including area code: (414) 278-7676

This Amendment No. 2 revises certain of the pro forma information included in
Item 7 (b) of the Current Report on Form 8-K/A filed on November 30, 1998 by ARI Network Services, Inc.

Item 7.  Financial Statements and Exhibits

         (b)      Pro Forma Financial Information.

                  Included in this Report are the following pro forma financial statements of ARI Network Services, Inc.:

                     1. ARI Network Services, Inc. unaudited Pro Forma Condensed Balance Sheet at July 31, 1998;

                     2. ARI Network Services, Inc. unaudited Pro Forma Condensed Statement of Operations for the Year Ended July 31, 1998

                     3. ARI Network Services, Inc. unaudited Notes to Pro Forma Condensed Financial Statements.

ITEM 7(b)

         ARI NETWORK SERVICES, INC.
         UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION



         The following unaudited pro forma financial information relates to the Company's September 15, 1998 acquisition of substantially all of the assets and the assumption of specified liabilities of Powercom 2000, a division of Briggs & Stratton Corporation ("Powercom"). The transaction will be accounted for as a purchase business combination. The pro forma amounts have been prepared based on certain purchase accounting and other pro forma adjustments (as described in the accompanying notes) to the historical financial statements of the Company and Powercom.

         The unaudited pro forma condensed balance sheet at July 31, 1998 reflects the historical financial position of the Company at July 31, 1998 and Powercom at June 28, 1998, with pro forma adjustments as if the acquisition had occurred on July 31, 1998. The unaudited pro forma condensed statement of operations for the year ended July 31, 1998 reflects the historical results of operations of both companies with pro forma acquisition adjustments as if the acquisition had occurred on August 1, 1997. The pro forma adjustments are described in the accompanying notes and give effect to events that are (a) directly attributable to the acquisition, (b) factually supportable, and (c) in the case of certain statement of operations adjustments, expected to have a continuing impact.

         The unaudited pro forma condensed financial statements should be read in connection with the Company's and Powercom's historical financial statements and related footnotes.

         The unaudited pro forma financial information presented is for information purposes only and does not purport to represent what the Company's and Powercom's financial position or results of operations as of the dates presented would have been had the acquisition in fact occurred on such date or at the beginning of the period indicated or to project the Company's and Powercom's financial position or results of operations for any future date or period.



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                                   Item 7 (b)
                           ARI NETWORK SERVICES, INC.
                   PRO FORMA UNAUDITED CONDENSED BALANCE SHEET
                  (Dollars in thousands, except per share data)




                                                                                                  PRO FORMA        PRO FORMA
                                                              ARI               POWERCOM         -----------     -------------
                                                          JULY 31, 1998       JUNE 28, 1998      ADJUSTMENTS      COMBINATION
                                                          -------------       -------------      -----------     -------------
ASSETS
  Current assets:
     Cash                                                   $    194          $    263                            $    457
     Trade receivables                                         2,643               514                               3,157
     Inventory                                                    --                29                                  29
     Other                                                       118                74                                 192
                                                            --------          --------                            --------
Total current assets                                           2,955               880                               3,835

Net equipment & leasehold improvements                           395               757                               1,152
Other assets                                                     336                --                2,900 (a)      3,236
Net network system                                             9,122               513                    0          9,635
                                                            --------          --------             --------       --------
       Total assets                                         $ 12,808          $  2,150             $  2,900       $ 17,858
                                                            ========          ========             ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities:
     Accounts Payable                                       $    581          $    451                            $  1,032
     Unearned income                                             776             1,293                  500 (a)      2,569
     Accrued expenses                                            778               465                               1,243
     Other current liabilities                                    --               391                                 391
     Current portion of debt obligations                          58               665                 (500)(a)        223
                                                            --------          --------             --------       --------
Total current liabilities                                      2,193             3,265                    0          5,458

Long term debt                                                 1,653                --                               1,653

Shareholders' equity:
    Preferred stock                                               --                --                                  --
    Common stock                                                   4                --                    1 (a)          5
    Additional paid-in-capital                                85,028                --                1,784 (a)     86,812
    Investment in subsidiary                                                    15,473              (15,473)(a)
    Accumulated deficit                                      (76,070)          (16,588)              16,588 (a)    (76,070)
                                                            --------          --------             --------       --------
Total shareholders' equity                                     8,962            (1,115)               2,900         10,747
                                                            --------          --------             --------       --------
       Total liabilities & shareholders' equity             $ 12,808          $  2,150             $  2,900       $ 17,858
                                                            ========          ========             ========       ========

                           ARI NETWORK SERVICES, INC.
             PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                  (Dollars in thousands, except pe share data)





                                                                                            PRO FORMA       PRO FORMA
                                                             ARI           POWERCOM        -----------    ------------
                                                         JULY 31, 1998    JUNE 28, 1998    ADJUSTMENTS    COMBINATION
                                                         -------------    -------------    -----------    -----------
Revenues                                                     $  7,964       $  3,561        $   (712)(b)    $ 10,813

Operating expenses:
    Variable costs of products and services sold                1,946          2,795          (2,049)(c)       2,692
    Depreciation and amortization                               2,142            713             628 (d)       3,483
    Network operations                                            708            616            (376)(f)         948
    Selling, general and administrative                         4,586          5,018          (3,138)(e)       6,466
    Network construction and expansion                          2,198          5,072          (4,454)(f)       2,816
                                                             --------       --------        --------        --------
                                                               11,580         14,214          (9,389)         16,405
    Less capitalized portion                                   (1,546)             0            (286)(f)      (1,832)
                                                             --------       --------        --------        --------
Total operating expenses                                       10,034         14,214          (9,675)         14,573
                                                             --------       --------        --------        --------

Operating loss                                                 (2,070)       (10,653)          8,963          (3,760)
Other income (expense)                                            (70)          (714)            681 (g)        (103)
                                                             --------       --------        --------        --------
Loss before benefit for income taxes                           (2,140)       (11,367)          9,644          (3,863)
Benefit for income taxes                                            0          4,248          (4,248)(h)           0
                                                             --------       --------        --------        --------
Net loss                                                     $ (2,140)      $ (7,119)       $  5,396        $ (3.863)
                                                             ========       ========        ========        ========

Average common shares outstanding                               4,119                            840 (i)       4,959

Net loss per share                                           $ (0 .52)                                      $  (0.78)




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                           ARI NETWORK SERVICES, INC.
                          NOTES TO UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL STATEMENTS



a) To record the September 15, 1998 acquisition of Powercom. Purchase accounting adjustments include: (i) the issuance of 840,000 shares of ARI common stock at $2.125 per share as part of the acquisition price; (ii) the payment of certain long term debt by Briggs & Stratton Corporation prior to the closing in exchange for future software and services; (iii) the elimination of Powercom's equity prior to the acquisition including investment in subsidiary of $15,473,000 and accumulated deficit of $16,588,000; and (iv) the recognition of $2,900,000 of intangibles.
b) To eliminate revenues by 20% for estimated overlap in the companies' customers.
c) To eliminate cost of goods sold for reallocation of commissions to selling, general and administrative expense and the reductions in force implemented at closing.
d) To record the increase in amortization of intangibles of $2,900,000 (amortized over 5 years) and capitalized software amortization of $414,000 (amortized over 3 years).
e) To (i) eliminate selling, general and administrative expense to reflect the reductions in force and office closures and related expenses in Germany, United Kingdom, Ireland, Australia and Canada implemented at closing and (ii) reallocate commissions from cost of goods sold .
f) To eliminate network operations, construction and expansion to reflect the reductions in force and office closures implemented at closing and to record related capitalized portions.
g) To eliminate interest expense related to the investment of Briggs & Stratton Corporation in its Powercom division calculated at 10.5% on one half of the year's operating loss less depreciation and amortization plus capitalized network construction and expansion.
h) To eliminate the benefit for income taxes that would not be received by the combined entity.
i) The weighted average number of shares of Common Stock outstanding are adjusted for the issuance of the 840,000 shares of ARI Common Stock for the acquisition of Powercom.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 16, 1998                       ARI NETWORK SERVICES, INC.



                                              By:  /s/ Brian E. Dearing
                                                  ------------------------------
                                                  Brian E. Dearing, President,
                                                  CEO and Acting CFO